                                                                      Exhibit 99


                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                                     THREE MONTHS ENDED MARCH 31, 2000
                                            ------------------------------------------------------------------------------------

                                                               ADVANTA          ADVANTA
                                             ADVANTA           BUSINESS         LEASING
                                             MORTGAGE           CARDS           SERVICES         OTHER (a)          TOTAL
                                          ---------------   ---------------  ---------------   ---------------  ---------------
REVENUES:
Interest income                               $  47,732           $15,884         $  4,039           $14,499        $  82,154
Securitization income                            26,476            13,244           (7,465)[b]             0           32,255
Servicing revenues                               32,119             3,840            1,728                 0           37,687
Other revenues, net                               1,479            14,038            5,185            10,039           30,741
                                          ---------------   ---------------  ---------------   ---------------  ---------------
     Total revenues                             107,806            47,006            3,487            24,538          182,837
                                          ---------------   ---------------  ---------------   ---------------  ---------------

EXPENSES:
Operating expenses                               63,848            19,102            8,787             1,972           93,709
Interest expense                                 24,575             6,101            3,001            14,078           47,755
Provision for credit losses                       2,123             7,620            1,656                 0           11,399
Minority int. in inc. of consolidated
  sub                                             1,798               244              178                 0            2,220
                                          ---------------   ---------------  ---------------   ---------------  ---------------
    Total expenses                               92,344            33,067           13,622            16,050          155,083
                                          ---------------   ---------------  ---------------   ---------------  ---------------

INCOME (LOSS) BEFORE INCOME TAXES                15,462            13,939          (10,135)            8,488           27,754
Income tax expense (benefit)                      5,953             5,367           (3,902)            3,267           10,685
                                          ---------------   ---------------  ---------------   ---------------  ---------------

NET INCOME (LOSS)                             $   9,509          $  8,572         $ (6,233)         $  5,221        $  17,069
                                          ===============   ===============  ===============   ===============  ===============

(a) Other includes insurance operations and investment activities not attributable to other segments.

(b) Leasing securitization income includes a $9,500 reduction in Advanta's retained interests in leasing securitizations.

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
                                  ADVANTA CORP.
                      RECONCILIATION OF ADVANTA MORTGAGE TO
                        PORTFOLIO LENDER EARNINGS FORMAT
                                 (IN THOUSANDS)

                                                                      THREE MONTHS ENDED MARCH 31, 2000
                                            --------------------------------------------------------------------------------------

                                                                                 ADVANTA
                                           ADVANTA                             MORTGAGE AS       PRO FORMA
                                         MORTGAGE AS       PRO FORMA            PORTFOLIO        REMAINING          PRO FORMA
                                           REPORTED       ADJUSTMENTS             LENDER       BUSINESSES [f]      CONSOLIDATED
                                       ----------------- ---------------      ---------------  ---------------    ---------------
REVENUES:
Interest income                            $  47,732          $177,904   [a]       $225,636         $34,422            $260,058
Securitization income                         26,476           (26,476)  [b]              0          15,279              15,279
Servicing revenues                            32,119           (12,238)  [c]         19,881           5,568              25,449
Other revenues, net                            1,479                 0                1,479          18,348              19,827
                                       ----------------- ---------------      --------------- ---------------     ---------------
     Total revenues                          107,806           139,190              246,996          73,617             320,613
                                       ----------------- ---------------      --------------- ---------------     ---------------

EXPENSES:
Operating expenses                            63,848             1,809   [d]         65,657          29,861              95,518
Interest expense                              24,575           115,787   [a]        140,362          23,180             163,542
Provision for credit losses                    2,123            21,594   [e]         23,717           9,276              32,993
Minority interest in income of
   consolidated subsidiary                     1,798                 0                1,798             422               2,220
                                       ----------------- ---------------      --------------- ---------------     ---------------
    Total expenses                            92,344           139,190              231,534          62,739             294,273
                                       ----------------- ---------------      --------------- ---------------     ---------------

INCOME BEFORE INCOME TAXES                    15,462                 0               15,462          10,878              26,340
Income tax expense                             5,953                 0                5,953           4,188              10,141
                                       ----------------- ---------------      --------------- ---------------     ---------------
NET INCOME                                 $   9,509     $           0           $    9,509        $  6,690             $16,199
                                       ================= ===============      =============== ===============     ===============

FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by Advanta and remained on the balance sheet for the period presented.

[b] Represents the reclassification of net gains recognized on the sale of mortgage loans for the period.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by Advanta.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

[f] Adjusted to exclude the pretax gain associated with Advanta Partners investments of $10,914, and a pretax reduction in Advanta's retained interests in leasing securitizations of $9,500.

                                     -more-

                                  ADVANTA CORP.
                                   HIGHLIGHTS
                                 (IN THOUSANDS)

                                                                            THREE MONTHS ENDED
                                               -----------------------------------------------------------------------------
                                                                                                            PERCENT CHANGE
                                                  MARCH 31,         DECEMBER 31,          MARCH 31,              FROM
ORIGINATIONS                                        2000                1999                1999            PRIOR QUARTER
                                               ----------------    ----------------    ---------------    ------------------
Direct                                                $380,040            $441,299           $403,204           -13.9%
Broker                                                 183,254             198,820            174,087            -7.8
Conduit                                                      0               3,506            117,286          -100.0
Corp. Finance                                            1,454                 960             16,773            51.5
Auto                                                         0                   0              5,103             0.0
                                               ----------------    ----------------    ---------------    ------------------
Total Advanta Mortgage loans                          $564,748            $644,585           $716,453           -12.4%

Business cards                                        $747,587            $609,078           $400,428            22.7%
Leases                                                 109,082             117,677            109,836            -7.3

SECURITIZATION/SALES VOLUME
Advanta Mortgage                                      $483,944            $163,542           $634,147           195.9%
Business cards                                         157,067              35,942             25,000           337.0
Leases                                                 107,253             105,300             95,574             1.9
                                               ----------------    ----------------    ---------------    ------------------
Total securitization/sales volume                     $748,264            $304,784           $754,721           145.5%

AVERAGE MANAGED RECEIVABLES
Mortgage loans                                      $8,346,321          $8,261,925         $8,114,144             1.0%
Business cards                                       1,120,635             974,025            822,852            15.1
Leases                                                 805,404             766,871            663,874             5.0
Auto loans                                              77,445              93,189            198,321           -16.9
Other loans                                             20,752              17,643             17,820            17.6
                                               ----------------    ----------------    ---------------    ------------------
Total average managed receivables                  $10,370,557         $10,113,653         $9,817,011             2.5%
Total average serviced receivables                 $22,877,022         $21,239,095        $18,397,098             7.7%

ENDING MANAGED RECEIVABLES
Mortgage loans                                      $8,390,122          $8,299,685         $8,212,797             1.1%
Business cards                                       1,226,210           1,040,114            832,086            17.9
Leases                                                 821,258             795,643            700,383             3.2
Auto loans                                              74,652              83,851            185,621           -11.0
Other loans                                             19,521              21,930             17,093           -11.0
                                               ----------------    ----------------    ---------------    ------------------
Total managed receivables                          $10,531,763         $10,241,223        $ 9,947,980             2.8%
Total serviced receivables                         $23,607,975         $22,142,890        $18,858,811             6.6%

IO AND CMSR ROLLFORWARD
Beginning balance                                     $208,277            $245,551            $283,521
Retained IO on sales, net                               18,663               3,701              32,769
Hedge impact                                            (1,918)               (201)             (3,614)
Write-down related to auto loans                             0                   0              (7,828)
Interest income                                         20,346              14,030              15,902
Cash received                                          (38,830)            (44,365)            (48,001)
Additional reserves                                          0             (10,439)                  0
Other, net                                                   0                   0                (873)
                                               ----------------    ----------------    ---------------
Ending balance                                        $206,538            $208,277            $271,876
                                               ================    ================    ===============

                                                      -more-

                                  ADVANTA CORP.
                             HIGHLIGHTS (CONTINUED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED
                                              -------------------------------------------------------------------------------
                                                                                                                 PERCENT
                                                                                                                  CHANGE
                                                 MARCH 31,           DECEMBER 31,           MARCH 31,              FROM
                                                    2000                 1999                 1999            PRIOR QUARTER
                                              -----------------    -----------------    ------------------    ---------------
EARNINGS
As a % of average managed receivables:
     Operating expenses                              3.45%                3.30%                 3.47%                  4.5%
     Charge-offs                                     1.84                 1.80                  1.36                   2.2
Efficiency ratio                                    60.81                60.35                 72.35                   0.8
Basic earnings per common share                 $    0.68            $    0.67             $    0.25                   1.9
Diluted earnings per common share               $    0.67            $    0.66             $    0.25                   1.3
Return on average common equity                     11.37%               11.45%                 4.50%                 -0.7

COMMON STOCK DATA
Weighted average common shares
   used to compute:
Basic earnings per common share                    24,785               24,611                23,087                   0.7%
Diluted earnings per common share                  25,384               25,139                23,178                   1.0

Ending shares outstanding                          27,280               27,344                25,310                  -0.2

Stock price:
   Class A
      High                                      $  21.875            $  20.375             $  15.188                   7.4
      Low                                          16.875               14.625                10.313                  15.4
      Closing                                      20.313               18.250                11.063                  11.3
  Class B
      High                                         15.500            $  15.875             $  12.313                  -2.4
      Low                                          11.500               10.438                 7.750                  10.2
      Closing                                      14.484               14.063                 8.938                   3.0

Cash dividends declared
   Class A                                      $   0.063            $   0.063             $   0.063                   0.0
   Class B                                          0.076                0.076                 0.076                   0.0

Book value per common share                     $   23.68            $   23.14             $   22.41 (a)               2.3

(a) Assumes conversion of the Class B Preferred Stock for periods prior to September 1999.

                 -Statistical Supplement Available Upon Request-
                                     ######